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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-06472
Invesco Van Kampen Trust for Value Municipals
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 11/30/11

Item 1. Schedule of Investments.

Invesco Van Kampen Trust for Value Municipals
Effective January 23, 2012, Invesco Van Kampen Trust for
Insured Municipals was renamed Invesco Van Kampen Trust
for Value Municipals.
Quarterly Schedule of Portfolio Holdings
November 30, 2011

VK-CE-TIMUNI-QTR-1 11/11	Invesco Advisers, Inc.

Schedule of Investments
November 30, 2011
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations—156.81%
Alabama—5.11%
Alabama (State of) Drinking Water Finance Authority (Revolving Fund);
Series 2002 A, RB (INS-AMBAC) (a)	5.13%	08/15/16	$915	$920,792
Series 2002 A, RB (INS-AMBAC) (a)	5.25%	08/15/18	1,380	1,387,645
Bessemer Governmental Utility Services Corp.; Series 2008 A, Ref. Water Supply RB (INS-AGC) (a)(b)	5.00%	06/01/39	525	538,314
Birmingham (City of) Airport Authority; Series 2010, Airport RB (INS-AGM) (a)	5.25%	07/01/30	800	836,800
Birmingham (City of) Water Works Board; Series 2011, Water RB (INS-AGM) (a)	5.00%	01/01/36	1,815	1,899,234
Health Care Authority for Baptist Health (The); Series 2009 A, RB (c)(d)	6.13%	05/05/12	500	509,770
Selma (City of) Industrial Development Board (Gulf Opportunity Zone); Series 2009 A, RB	6.25%	11/01/33	500	529,905

				6,622,460

Alaska—0.66%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB	5.50%	10/01/41	810	857,571

Arizona—2.28%
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-2, RB (INS-AGM) (a)	5.00%	03/01/41	435	431,990
Arizona (State of) Transportation Board;
Series 2008 B, Highway RB (b)	5.00%	07/01/25	430	477,240
Series 2008 B, Highway RB (b)	5.00%	07/01/26	645	709,616
Maricopa (County of) Industrial Development Authority (Catholic Healthcare West); Series 2009 C, Health Facilities RB (c)(d)	5.00%	07/01/14	575	623,639
Phoenix Industrial Development Authority (Career Success Schools); Series 2009, Education RB	7.00%	01/01/29	735	710,826

				2,953,311

California—17.42%
California (State of) Department of Water Resources (Central Valley);
Series 2008 AE, Water RB (b)	5.00%	12/01/24	200	224,854
Series 2008 AE, Water RB (b)	5.00%	12/01/25	225	250,661
Series 2008 AE, Water RB (b)	5.00%	12/01/26	225	248,956
Series 2008 AE, Water RB (b)	5.00%	12/01/27	150	164,400
Series 2008 AE, Water RB (b)	5.00%	12/01/28	225	244,955
California (State of) Housing Finance Agency;
Series 2008 K, Home Mortgage RB (e)	5.30%	08/01/23	1,000	976,560
Series 2008 K, Home Mortgage RB (e)	5.45%	08/01/28	1,000	1,001,030
California Statewide Communities Development Authority (Pooled Financing); Series 2004 A, Water & Wastewater RB (INS-AGM) (a)	5.25%	10/01/19	1,565	1,681,483
Coachella Redevelopment Agency (Merged Project Areas); Series 2006 A, Sub. Tax Allocation RB (INS-AMBAC) (a)	5.25%	09/01/36	3,390	3,131,648
Desert Community College District (Election of 2004-Riverside and Imperial Counties); Series 2007 B, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	08/01/32	500	518,305
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/36	945	1,007,984
Metropolitan Water District of Southern California; Series 2005 A, Water Works RB (INS-AGM) (a)	5.00%	07/01/35	1,000	1,030,540
Sacramento (City of) Financing Authority; Series 2005 A, Tax Allocation RB (INS-NATL) (a)	5.00%	12/01/34	3,000	2,727,360
Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011-1, RB	5.25%	07/01/29	1,950	2,153,053
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS-AGM) (a)(c)(d)	3.50%	05/31/13	1,000	1,000,870
University of California; Series 2005 B, Limited RB (INS-AGM) (a)	5.00%	05/15/30	2,000	2,051,920
Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	550	548,510
West Contra Costa Unified School District;
Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(f)	0.00%	08/01/25	1,485	650,816
Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(f)	0.00%	08/01/26	1,350	534,641
West Sacramento (City of) Financing Authority; Series 2006 A, Special Tax RB (INS-SGI) (a)	5.00%	09/01/26	2,500	2,401,450

				22,549,996

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado—3.83%
Colorado (State of) Educational & Cultural Facilities Authority (Challenge to Excellence Charter School); Series 2007, Ref. RB (INS-AGC) (a)	5.00%	06/01/37	$2,500	$2,508,950
Colorado (State of) Health Facilities Authority (Catholic Health); Series 2006 C5, RB (INS-AGM) (a)(b)	5.00%	09/01/36	1,200	1,212,084
Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS-SGI) (a)	5.00%	12/01/35	1,400	1,244,250

				4,965,284

Connecticut—0.94%
Connecticut (State of) Development Authority (Aquarion Water Company); Series 2007, Ref. Water Facility RB (INS-SGI) (a)(e)	5.10%	09/01/37	1,375	1,219,364

District of Columbia—1.36%
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.50%	10/01/29	1,000	1,103,340
District of Columbia Water & Sewer Authority;
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC) (a)(b)	5.00%	10/01/29	250	268,600
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC) (a)(b)	5.00%	10/01/34	375	392,531

				1,764,471

Florida—14.69%
Cape Coral (City of); Series 2011, Ref. Water & Sewer RB (INS-AGM) (a)	5.00%	10/01/41	870	889,279
Citizens Property Insurance Corp.; Series 2010 A-1, Sr. Sec. RB	5.00%	06/01/14	1,000	1,067,220
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS-AMBAC) (a)	5.95%	07/01/20	145	147,978
Florida (State of) Board of Education; Series 2007 B, Lottery RB (INS-BHAC) (a)	5.00%	07/01/27	6,000	6,443,820
Hillsborough (County of) Aviation Authority;
Series 2008 A, RB (INS-AGC) (a)(b)(e)	5.38%	10/01/33	250	253,980
Series 2008 A, RB (INS-AGC) (a)(b)(e)	5.50%	10/01/38	550	557,299
Miami-Dade (County of) (Miami International Airport);
Series 2002, Aviation RB (INS-AGC) (a)(e)	5.38%	10/01/27	2,000	2,017,260
Series 2004, Aviation RB (INS-AGC) (a)(e)	4.75%	10/01/36	1,030	967,757
Series 2005, Aviation RB (INS-AGC) (a)(e)	5.00%	10/01/38	790	760,035
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB (INS-BHAC) (a)	5.50%	04/01/38	1,370	1,429,088
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS-AGM) (a)	5.00%	07/01/35	720	744,084
Miami-Dade (County of); Series 2010, Water & Sewer System RB (INS-AGM) (a)	5.00%	10/01/39	1,000	1,039,390
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (INS-BHAC) (a)(b)	5.50%	10/01/23	750	895,935
Series 2011, Ref. RB	5.00%	10/01/31	660	699,693
Putnam (County of) Development Authority (Seminole Electric Cooperative, Inc.); Series 2007 A, Ref. PCR (INS-AMBAC) (a)(c)(d)	5.35%	05/01/18	1,000	1,102,610

				19,015,428

Georgia—5.37%
Atlanta (City of); Series 2010 A, General Airport RB (INS-AGM) (a)	5.00%	01/01/35	2,000	2,076,000
Metropolitan Atlanta Rapid Transit Authority; Series 2007 B, Ref. Third Indenture Sales Tax RB (INS-AGM) (a)	5.00%	07/01/34	660	681,872
Newton (County of) Industrial Development Authority (GPC Foundation Real Estate Newton, LLC Academic Building — Newton Campus); Series 2005, RB (INS-CIFG) (a)	5.00%	06/01/34	2,000	2,019,640
Private Colleges & Universities Authority (Emory University); Series 2009 B, RB (b)	5.00%	09/01/29	2,000	2,175,840

				6,953,352

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Hawaii—2.52%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.);
Series 1999 C, Special Purpose RB (INS-AMBAC) (a)(e)	6.20%	11/01/29	$2,000	$1,999,880
Series 1999 D, Special Purpose RB (INS-AMBAC) (a)(e)	6.15%	01/01/20	1,250	1,260,000

				3,259,880

Illinois—14.13%
Bolingbrook (Village of) Series 1999 B, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(f)	0.00%	01/01/32	725	207,553
Chicago (City of) (O’Hare International Airport); Series 2003 B-2, Third Lien Airport RB (INS-AGM) (a)(e)	5.75%	01/01/22	5,000	5,258,800
Chicago (City of) Board of Education; Series 2008 C, Ref. Unlimited Tax GO Bonds (INS-AGM) (a)(b)	5.00%	12/01/27	1,925	1,965,444
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receips RB	5.25%	12/01/36	975	1,015,433
Chicago (City of);
Series 2000 C, Unlimited Tax Go Bonds (INS-NATL) (a)	5.50%	01/01/40	1,120	1,123,304
Series 2008 A, Unlimited Tax GO Bonds (INS-AGC) (a)(b)	5.25%	01/01/24	1,000	1,066,060
Series 2008 A, Unlimited Tax GO Bonds (INS-AGC) (a)(b)	5.25%	01/01/25	1,000	1,057,760
Illinois (State of) Finance Authority (Resurrection Health Care); Series 1999 A, RB (INS-AGM) (a)	5.50%	05/15/24	3,000	3,113,160
Illinois (State of) Finance Authority (Robert Morris College); Series 2000, RB (INS-NATL) (a)	5.80%	06/01/30	1,000	1,000,350
Illinois (State of) Finance Authority (Sherman Health Systems); Series 2007 A, RB	5.50%	08/01/37	1,000	946,720
Peoria (County of); Series 2011, Unlimited Tax GO Bonds	5.00%	12/15/41	600	607,170
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	880	940,069

				18,301,823

Indiana—5.08%
Indiana (State of) Health & Educational Facilities Authority (Ascension Health Senior Credit); Series 2006 B-6, RB (b)	5.00%	11/15/36	4,600	4,681,696
New Albany Floyd County School Building Corp.; Series 2005, Ref. First Mortgage RB (INS-AGM) (a)	5.00%	07/15/25	1,800	1,891,350

				6,573,046

Iowa—1.22%
Iowa (State of) Finance Authority; Series 2008 A, Health Facilities RB (INS-AGC) (a)	5.25%	08/15/29	1,500	1,580,985

Kentucky—2.42%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena); Subseries 2008 A-1, RB (INS-AGC) (a)	6.00%	12/01/42	1,000	1,056,350
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.) Series 2010 B, Ref. Hospital RB	6.38%	03/01/40	1,985	2,081,789

				3,138,139

Louisiana—1.59%
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities, Inc. Housing & Parking); Series 2010, RB (INS-AGM) (a)	5.50%	10/01/35	960	1,015,306
Louisiana (State of) Citizens Property Insurance Corp.; Series 2006 B, Assessment RB (INS-AMBAC) (a)	5.00%	06/01/20	1,000	1,038,910

				2,054,216

Michigan—2.14%
Detroit (City of) (Sewage Disposal System); Series 2003 B, Sr. Lien RB (INS-AGM) (a)	7.50%	07/01/33	1,250	1,480,300
Monroe (County of) Economic Development Corp. (Detroit Edison Co.); Series 1992 AA, Ref. RB (INS-NATL) (a)	6.95%	09/01/22	1,000	1,285,780

				2,766,080

Minnesota—0.44%
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Healthcare System RB	6.38%	11/15/23	500	568,345

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri—2.14%
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/24	$175	$198,602
Series 2011 A, Ref. RB	5.50%	09/01/25	305	340,712
Missouri (State of) Joint Municipal Electric Utility Commission (Plum Point); Series 2006, RB (INS-NATL) (a)	5.00%	01/01/21	1,000	1,049,430
Nixa (City of); Series 2005, Electric System RB (c)(g)	5.00%	04/01/13	1,175	1,181,780

				2,770,524

Nebraska—2.59%
Nebraska (State of) Investment Finance Authority (Housing Summit Club Apartments); Series 1997, MFH RB (c)(d)(e)	5.70%	12/28/11	220	220,583
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS-BHAC) (a)	5.13%	04/01/29	1,000	1,077,780
Nebraska (State of) Public Power District; Series 2007 B, General RB (INS-BHAC) (a)	5.00%	01/01/37	2,000	2,053,300

				3,351,663

Nevada—5.00%
Clark (County of) (Las Vegas-McCarran International Airport); Series 2010 A, Passenger Facility Charge RB (INS-AGM) (a)	5.25%	07/01/39	1,000	1,039,670
Clark (County of) (Southwest Gas Corp.); Series 2004 A, IDR (INS-AMBAC) (a)(e)	5.25%	07/01/34	4,000	3,840,400
Nevada (State of) (Municipal Bond Bank — R9A Thru R13F); Series 2005, Limited Tax GO Bonds (INS-AGM) (a)	5.00%	12/01/23	1,500	1,598,640

				6,478,710

New Hampshire—1.19%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS-AGM) (a)	5.13%	01/01/30	1,000	1,043,380
New Hampshire (State of) Business Finance Authority (The United Illuminating Co.); Series 2009 A, Ref. PCR (c)(d)(e)	6.88%	02/01/12	500	504,710

				1,548,090

New Jersey—2.39%
New Jersey (State of) Economic Development Authority (School Facilities); Series 2007 U, RB (INS-AGM) (a)(b)	5.00%	09/01/32	3,000	3,093,180

New Mexico—0.30%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB (b)	6.38%	08/01/32	350	391,160

New York—4.46%
Long Island Power Authority; Series 2011 A, Electric System General RB (INS-AGM) (a)	5.00%	05/01/36	1,045	1,092,475
New York (State of) Dormitory Authority (The City of New York); Series 2005 A, Court Facilities Lease RB (INS-AMBAC) (a)	5.50%	05/15/28	600	697,068
New York (State of) Thruway Authority (Second General Highway & Bridge Trust Fund); Series 2011 A-1, RB	5.00%	04/01/29	960	1,054,771
Port Authority of New York & New Jersey (JFK International Air Terminal, LLC); Series 1997, Special Obligation RB (INS-NATL) (a)(e)	5.75%	12/01/25	3,000	2,928,240

				5,772,554

North Carolina—2.48%
Brunswick (County of); Series 2004 A, Enterprise System RB (INS-AGM) (a)	5.25%	04/01/24	1,585	1,713,496
North Carolina (State of) Turnkpike Authority; Series 2009 A, Triangle Expressway System RB (INS-AGC) (a)	5.13%	01/01/24	1,355	1,494,321

				3,207,817

Ohio—6.04%
Erie (County of) (Firelands Regional Medical Center); Series 2002 A, Hospital Facilities RB	5.63%	08/15/32	1,000	985,480
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital RB (INS-AGM) (a)(b)	5.00%	04/01/24	775	825,972
Series 2006 A, Hospital RB (INS-AGM) (a)(b)	5.00%	02/01/24	725	773,002
Series 2006 B, Hospital RB (INS-AGM) (a)(b)	5.00%	02/01/24	750	799,680
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio—(continued)
New Albany Community Authority; Series 2001 B, Community Facilities RB (INS-AMBAC) (a)	5.50%	10/01/17	$1,000	$1,008,210
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	1,000	1,122,880
Ohio (State of) Building Authority (Administration Building Fund); Series 2002 A, RB (c)(g)	5.50%	04/01/12	1,715	1,745,664
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR (c)(d)	5.88%	06/01/16	500	560,215

				7,821,103

Oklahoma—1.05%
Tulsa (City of) Trustees Airports Improvement Trust; Series 2000 A, RB (INS-NATL) (a)(e)	6.00%	06/01/20	1,250	1,358,538

Pennsylvania—2.20%
Philadelphia (City of) Redevelopment Authority (Neighborhood Transformation); Series 2002 A, RB (INS-NATL) (a)	5.50%	04/15/22	2,300	2,325,507
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM) (a)	5.00%	02/01/31	500	523,420

				2,848,927

Rhode Island—0.68%
Rhode Island (State of) Economic Development Corp.; Series 1994 A, Airport RB (INS-AGM) (a)(e)	7.00%	07/01/14	830	876,555

South Carolina—9.71%
Dorchester County School District No. 2 (Growth); Series 2006, Installment Purchase RB (INS-AGC) (a)	5.00%	12/01/29	4,000	4,136,640
Piedmont Municipal Power Agency; Series 2011 C, Ref. Electric RB (INS-AGC) (a)	5.75%	01/01/34	1,590	1,747,855
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS-AGC) (a)	5.38%	02/01/29	1,000	1,058,390
South Carolina (State of) Jobs-Economic Development Authority (Electric & Gas Co.); Series 2002 B, IDR (INS-AMBAC) (a)(e)	5.45%	11/01/32	3,750	3,756,638
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,000	1,014,500
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2010 B, Ref. RB	5.00%	01/01/33	795	853,162

				12,567,185

South Dakota—1.01%
South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program);
Series 1998 A, RB (INS-AMBAC) (a)	5.40%	08/01/13	245	246,512
Series 2008, RB (INS-AGC) (a)	5.50%	08/01/38	1,000	1,062,030

				1,308,542

Tennessee—1.25%
Memphis Center City Revenue Finance Corp. (Pyramid & Pinch District Redevelopment);
Series 2011 B, Tax Exempt Sub. RB (INS-AGM) (a)	5.25%	11/01/30	525	559,020
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS-AGM) (a)(b)	5.25%	09/01/27	1,000	1,057,430

				1,616,450

Texas—21.06%
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS-AGC) (a)	5.00%	08/15/19	1,000	1,145,350
Dallas-Fort Worth (Cities of) International Airport Facilities Improvement Corp.;
Series 2001 A, Ref. & Improvement RB (INS-BHAC) (a)(e)	5.50%	11/01/31	4,065	4,067,601
Series 2001 A, Ref. & Improvement RB (INS-NATL) (a)(e)	5.88%	11/01/17	1,225	1,229,508
Series 2001 A, Ref. & Improvement RB (INS-NATL) (a)(e)	5.88%	11/01/18	920	923,386
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas—(continued)
El Paso (County of) Hospital District;
Series 2008 A, Limited Tax GO Bonds (INS-AGC) (a)	5.00%	08/15/28	$2,000	$2,139,000
Series 2008 A, Limited Tax GO Bonds (INS-AGC) (a)(b)	5.00%	08/15/37	1,350	1,395,333
Harris (County of) (Toll Road); Series 2009 A, Sr. Lien RB (b)	5.00%	08/15/32	1,500	1,612,470
Harris (County of) Metropolian Transit Authority; Series 2011 A, Sales & Use Tax RB	5.00%	11/01/36	750	796,680
Houston (City of) (Combined Utility System); Series 2007 A, Ref. First Lien RB (INS-AGM) (a)(b)	5.00%	11/15/36	2,025	2,099,318
Judson Independent School District (School Building); Series 2008, Unlimited Tax GO Bonds (INS-AGC) (a)(b)	5.00%	02/01/37	1,000	1,024,860
Laredo Independent School District Public Facility Corp.;
Series 2004 A, Lease RB (INS-AMBAC) (a)	5.00%	08/01/29	500	497,355
Series 2004 C, Lease RB (INS-AMBAC) (a)	5.00%	08/01/29	1,000	994,710
North Texas Tollway Authority; Series 2011 A, Special Projects System RB	5.50%	09/01/36	750	814,485
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS-AGM) (a)	5.00%	10/01/32	485	506,864
Series 2011, Special Project RB (INS-AGM) (a)	5.00%	10/01/37	525	544,425
Tarrant County Health Facilities Development Corp. (Cook Childrens Medical Center); Series 2007 B, Ref. Hospital RB (INS-AGM) (a)	5.00%	12/01/30	925	955,728
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health); Series 2008 A, Ref. RB (INS-AGC) (a)	6.50%	07/01/37	1,000	1,072,200
Texas (State of) Private Activity Bond Surface Transportation Corp. (North Transit Express Mobility Partners LLC North Tarrant Express Managed Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	400	428,476
Texas (State of) Turnpike Authority; Series 2002 A, First Tier RB (INS-AMBAC) (a)	5.50%	08/15/39	5,000	5,025,950

				27,273,699

Utah—2.78%
Utah (State of) Housing Corp.; Series 2007 E-1, Class I, Single Family Mortgage RB (e)	5.25%	01/01/39	1,260	1,283,990
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB (INS-AGM) (a)	5.00%	06/15/36	2,200	2,310,638

				3,594,628

Virginia—1.39%
Roanoke (City of) Industrial Development Authority (Carilion Health System Obligated Group); Series 2005 A-2, Hospital VRD IDR (INS-AGM) (a)(h)	0.12%	07/01/36	1,800	1,800,000
Washington—5.58%
Spokane (County of) School District No. 363 West Valley; Series 2004, Unlimited Tax GO Bonds (c)(g)	5.25%	06/01/14	2,760	3,079,222
Washington (State of) Health Care Facilities Authority (Multicare Health System); Series 2007 B, RB (INS-AGM) (a)	5.50%	08/15/38	4,000	4,145,920

				7,225,142

Wisconsin—2.31%
Wisconsin (State of) Housing & Economic Development Authority;
Series 2008 A, Home Ownership RB (b)(e)	5.30%	09/01/23	1,000	1,046,530
Series 2008 A, Home Ownership RB (b)(e)	5.50%	09/01/28	153	157,657
Wisconsin (State of);
Series 2004-3, Ref. Unlimited Tax GO Bonds (c)(g)	5.25%	05/01/14	1,445	1,607,216
Series 2004-3, Unlimited Tax GO Bonds (INS-NATL) (a)	5.25%	05/01/22	165	180,244
				2,991,647

TOTAL INVESTMENTS(i)—156.81% (Cost $199,288,420)				203,039,865

Floating Rate Note Obligations—(13.52)%
Notes with interest rates ranging from 0.14% to 0.24% at 11/30/11 and contractual maturities of collateral ranging from 09/01/23 to 06/01/39 (See Note 1E) (j)				(17,500,000)
OTHER ASSETS LESS LIABILITIES—1.89%				2,439,444
PREFERRED SHARES—(45.18)%				(58,500,000)

NET ASSETS APPLICABLE TO COMMON SHARES—100.00%				$129,479,309

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

Investment Abbreviations:

AGC	—Assured Guaranty Corp.

AGM	—Assured Guaranty Municipal Corp.

AMBAC	—American Municipal Bond Assurance Corp.

BHAC	—Berkshire Hathaway Assurance Corp.

CAB	—Capital Appreciation Bonds

CIFG	—CIFG Assurance North America, Inc.

COP	—Certificates of Participation

GO	—General Obligation

IDR	—Industrial Development Revenue Bonds

INS	—Insurer

MFH	—Multi-Family Housing

NATL	—National Public Finance Guarantee Corp.

PCR	—Pollution Control Revenue Bonds

RB	—Revenue Bonds

Ref.	—Refunding

Sec.	—Secured

SGI	—Syncora Guarantee, Inc.

Sr.	—Senior

Sub.	—Subordinated

VRD	—Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1E.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2011.

(e)	Security subject to the alternative minimum tax.

(f)	Zero coupon bond issued at a discount.

(g)	Advance refunded; secured by an escrow fund of U.S. government obligations or other highly rated collateral.

(h)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2011.

(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	28.7%
Assured Guaranty Corp.	14.4
American Municipal Bond Assurance Corp.	13.3
National Public Finance Guarantee Corp.	8.6
Berkshire Hathaway Assurance Corp.	7.9

(j)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at November 30, 2011. At November 30, 2011, the Trust’s investments with a value of $31,662,817 are held by Dealer Trusts and serve as collateral for the $17,750,000 in the floating rate note obligations outstanding at that date.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

Notes to Quarterly Schedule of Portfolio Holdings
November 30, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
     Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
          Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust
Invesco Van Kampen Trust for Insured Municipals

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — (continued)

will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
     The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts a component of Interest, facilities and maintenance fees on the Statement of Operations.
     The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
F.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
     Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.
     There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
Invesco Van Kampen Trust for Insured Municipals

NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
          The following is a summary of the tiered valuation input levels, as of November 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
          During the nine months ended November 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$203,039,865	$—	$203,039,865
NOTE 3 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2011 was $22,461,233 and $21,397,948, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$7,341,104
Aggregate unrealized (depreciation) of investment securities	(3,375,379)

Net unrealized appreciation of investment securities	$3,965,725

Cost of investments for tax purposes is $199,074,140.
Invesco Van Kampen Trust for Insured Municipals

Item 2. Controls and Procedures.
(a)	As of December 15, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Trust for Value Municipals

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: January 27, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: January 27, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 27, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.